UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 2007

Host America Corporation
(Exact name of registrant as specified in its charter)

Colorado	0-16196	06-1168423
(State or other jurisdiction of incorporation)	Commission File Number	IRS Employer Identification Number

Two Broadway Hamden, Connecticut		06518
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 248-4100

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events

Item 8.01 Other Events.

On July 23, 2007, Host America Corporation (the “Company”) announced that it’s publicly traded warrants to purchase common stock (“Warrants”) expired by their terms on July 21, 2007.  The Warrants were out of the money with a strike price of $5.50.  Accordingly, the Company filed a Form 15 with respect to the warrants with the Securities and Exchange Commission pursuant to Rule 12g-4(a)(1)(i).  The Warrants were traded under the symbol CAFEW.PK.  The common stock of the Company is still currently traded under the symbol CAFÉ.PK.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 9.  Financial Statements and Exhibits

Item 9.01 Other Events.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Host America Corporation Press Release, dated July 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST AMERICA CORPORATION

Dated: July 23, 2007	By: /s/ David Murphy
David Murphy
Chief Executive Officer

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